UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
           ☐           Preliminary Proxy Statement
           ☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
           ☒           Definitive Proxy Statement
           ☐           Definitive Additional Materials
           ☐           Soliciting Material pursuant to §240.14a-12

BLUE DOLPHIN ENERGY COMPANY
(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that an Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Dolphin Energy Company, a Delaware corporation (referred to herein as “Blue Dolphin,” “we,” “us” and “our”), will be held on Wednesday, December 16, 2015 at 10:00 a.m. Central Time at Blue Dolphin’s principal office located at 801 Travis Street, Suite 2100 77002, Houston, Texas.  At the Annual Meeting, stockholders will consider proposals to:

(1)	Elect five (5) directors, all of whom shall serve until their successors are duly elected and qualified, or until their earlier resignation or removal;
(2)	Ratify the selection of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and
(3)	Transact any other business that may properly come before the Annual Meeting.

Additional information regarding the Annual Meeting is set forth in the accompanying proxy statement.  Our Board of Directors (the “Board”) has specified the close of business on October 27, 2015 as the record date (“Record Date”) for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the Annual Meeting.  Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Regardless of whether you plan to attend the Annual Meeting in person, we request that you vote your shares of Blue Dolphin common stock at your earliest convenience in order to ensure that your shares of Blue Dolphin common stock will be represented at the Annual Meeting. Depending on how you hold your shares of Blue Dolphin common stock, options to cast your ballot include the Internet, telephone, or mail.  If you have Internet access, we recommend that you record your vote via the Internet.

AVAILABILITY OF PROXY MATERIALS – IMPORTANT NOTICE
Proxy materials are available online https://www.iproxydirect.com/BDCO

MEETING DETAILS

Location Blue Dolphin Energy Company 801 Travis Street (On Travis Street at Rusk Street; directly across from The Esperson Buildings) 21st Floor, Suite 2100, Houston, Texas 77002	Parking Parking will be validated for attendees that park in the 801 Travis Street parking garage (entrance off Rusk Street).

Proxy Forms
Registered stockholders may vote in person at the Annual Meeting using either blank proxy forms or their preprinted proxy form. Beneficial stockholders that desire to vote in person at the Annual Meeting must use the preprinted proxy form provided by the brokerage firm, bank, trust or other nominee. The inspector of election at the Annual Meeting has access to the registered stockholder’s list to verify whether a registered stockholder is entitled to vote as of the Record Date. However, the inspector of election does not have access to the control number verification system brokerage firms, banks, trusts and other nominees use to verify whether a beneficial stockholder is entitled to vote at the Annual Meeting.

By Order of the Board

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll
Chairman of the Board
November 18, 2015
Houston, Texas

November 18, 2015

To Our Stockholders:

Looking back over 2014, I am very proud of Blue Dolphin’s accomplishments and excited about the momentum we have created for the future. We continued to fund capital expenditures at the Nixon Facility, including refurbishment of key components of the naphtha stabilizer and depropanizer units and acquisition of new boiler equipment.

In June 2015, we announced plans to further expand the Nixon Facility in connection with securing an additional $28.0 million in financing from Sovereign Bank, a Texas state bank.  The facility expansion project will encompass three phases that include: (i) constructing more than 500,000 bbls of petroleum storage tanks, (ii) purchasing and redeploying idle refinery equipment, and (iii) obtaining additional financing for further expansion projects.  Potential benefits of the Nixon Facility expansion plan include:

●	generating additional revenue from leasing product and crude storage to third parties;
●	having crude and product storage to support refinery throughput of up to 30,000 bbls per day; and
●	increasing the processing capacity and complexity of the Nixon Facility.

Through the third quarter of 2015, we: (i) completed refurbishment of the naphtha stabilizer and depropanizer units, which will improve the overall quality of the naphtha that we produce and help increase the capacity utilization rate of the Nixon Facility, (ii) purchased idle refinery equipment, including, among others, a Merox unit, vacuum tower, prefrac tower unit, and LPG fractionator, which will, over time, be refurbished, and (iii) continued debottlenecking efforts, which improve production and efficiency.

On behalf of the Blue Dolphin Board of Directors and management team, we thank you for your continued support.  We are making great progress, and we are well positioned for growth into 2016.

With regards,

Jonathan P. Carroll Chairman of the Board, Chief Executive Officer and President

801 Travis Street, Suite 2100, Houston, Texas 77002
Phone (713) 568-4725 • Fax (713) 227-7626 • www.blue-dolphin-energy.com

PROXY STATEMENT
BLUE DOLPHIN ENERGY COMPANY

TABLE OF CONTENTS

PROCEDURAL MATTERS	2
General	2
Date, Time and Place	2
Purpose	2
Record Date; Who Is Entitled to Vote	2
Material Delivery	2
Quorum	2
Abstentions and Broker Non-Votes	3
Votes Required for Approval	3
Voting Your Shares	3
Revoking Your Proxy	3
Who Can Answer Your Questions	4
Reimbursement of Solicitation Expenses	4

FREQUENTLY ASKED QUESTIONS (“FAQs”)	5

PROPOSALS	8
(1) ELECTION OF DIRECTORS	8
(2) RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
(3) TRANSACTION OF OTHER MATTERS	10

EXECUTIVE OFFICERS	11
CORPORATE GOVERNANCE AND BOARD MATTERS	12
AUDIT COMMITTEE REPORT	14
COMPENSATION DISCUSSION AND ANALYSIS	16
COMPENSATION COMMITTEE REPORT	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19
DIRECTOR NOMINATION AND STOCKHOLDER PROPOSALS BY STOCKHOLDERS FOR ANNUAL MEETING OF STOCKHOLDERS	19
WHERE YOU CAN FIND MORE INFORMATION	20
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	20

APPENDICES
AUDIT COMMITTEE CHARTER	A-1
COMPENSATION COMMITTEE CHARTER	B-1

PROCEDURAL MATTERS

General

This proxy statement and accompanying notice and proxy form are being furnished to the stockholders of Blue Dolphin Energy Company (referred to herein as “Blue Dolphin,” “we,” “us” and “our”) in connection with the solicitation of proxies by Blue Dolphin’s Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment or postponement thereof.

Date, Time and Place

The Annual Meeting will be held on Wednesday, December 16, 2015 at 10:00 a.m. Central Time at Blue Dolphin’s principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002.

Purpose

At the Annual Meeting, stockholders are being asked to consider and vote upon proposals to:

(1)	Elect five (5) directors, all of whom shall serve until their successors are duly elected and qualified, or until their earlier resignation or removal;
(2)	Ratify the selection of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and
(3)	Transact any other business that may properly come before the Annual Meeting.

Record Date; Who Is Entitled to Vote

The Board has fixed the close of business on October 27, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.  A list of registered stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten (10) days prior to the Annual Meeting at our principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002.  On the Record Date, there were 10,453,802 shares of our common stock, par value $0.01 per share (the “Common Stock”), outstanding. Stockholders are entitled to one vote per share of Common Stock held on the Record Date on each matter presented at the Annual Meeting.

Material Delivery

This proxy statement, along with its accompanying notice and proxy form, are first being mailed to stockholders on or about November 19, 2015. We are also mailing an insert notifying stockholders that our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “Annual Report”) is available online.

Quorum

The holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting and represented in person or by proxy shall constitute a quorum at the Annual Meeting for the transaction of business.

Abstentions and Broker Non-Votes

Abstentions – If a stockholder abstains from voting on a proposal, the shares are considered present and entitled to vote at the Annual Meeting. Therefore, abstentions will count toward determining whether or not a quorum is present. Under Delaware law, a proxy marked “abstain” is not considered a vote cast.  Accordingly, an abstention will have no effect on the proposal regarding the election of directors as the nominees are elected by a plurality of the votes cast.  Abstentions on proposals that require the affirmative vote of a majority of the shares entitled to vote and represented at the Annual Meeting, in person or by proxy, will, in effect, be a vote against such matter.

Broker Non-Votes – Broker non-votes occur when brokers, banks or other nominees that hold shares on behalf of beneficial (“street name”) stockholders do not receive voting instructions from the beneficial stockholders prior to the Annual Meeting and do not have discretionary voting authority to vote those shares.  Broker non-votes are considered present and entitled to vote at the Annual Meeting. Therefore, broker non-votes will count toward determining whether or not a quorum is present.  However, under New York Stock Exchange Rule 452, which has been approved by the Securities and Exchange Commission (the “SEC”), brokers are prohibited from voting shares of Common Stock for which they have not received instructions on non-routine matters, including the election of directors.

Votes Required for Approval

With the exception of the election of directors, our By-Laws, as amended and restated (the “By-Laws”), require an affirmative vote of a majority of the votes cast by the stockholders present and entitled to vote at the Annual Meeting, either in person or by proxy, for the proposal to be approved. The votes required for approval, and the impact of abstentions and broker non-votes for each proposal stockholders are being asked to consider and vote upon are as follows:

Proposal (1) - Election of Directors:  You may vote “FOR” any one or all of the nominees, or withhold your vote for any one or more of the nominees. As the nominees are elected by a plurality of the votes cast, withheld votes and abstentions will not affect the outcome of this proposal. This proposal is considered a non-routine matter and brokers will not have discretionary authority to vote shares for which they have not received instructions; and

Proposal (2) – Ratification of Independent Registered Public Accounting Firm:  You may vote “FOR” or “AGAINST” or abstain from voting.  The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the ratification of UHY as our independent registered public accountants for the year ending December 31, 2015. Abstentions will have the same effect as a vote “AGAINST” the ratification.  Under applicable SEC rules, this proposal is considered a routine matter and brokers will have the discretionary authority to vote shares of Common Stock for which they have not received instructions.

Voting Your Shares

All shares of Common Stock represented at the Annual Meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxies.  If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted “FOR” Proposal Nos. (1) and (2).

Revoking Your Proxy

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Proxies may be revoked pursuant to the following actions:

-	providing written or electronic notice of revocation;
-	submitting a proxy of a later date; or
-	voting in person at the Annual Meeting.

A written notice of revocation should be sent to Blue Dolphin Energy Company, Attention:  Secretary, 801 Travis Street, Suite 2100, Houston, Texas 77002.  Depending on how you hold your shares, you can submit a proxy of a later date via the Internet, by telephone, by fax, or by mail.

Who Can Answer Your Questions

To assist you with casting your vote, we have attempted to answer key questions you may have as a stockholder related to the proposals you are being asked to consider.  Please review the frequently asked questions (FAQs) section, which is included as part of this proxy statement.  If you have any additional questions, please contact Blue Dolphin, Investor Relations at (713) 568-4725.

Reimbursement of Solicitation Expenses

Blue Dolphin will bear all costs of this solicitation. Proxies will be solicited primarily by mail, but may also be solicited in person, by telephone or other electronic means by directors, officers and employees of Blue Dolphin in the ordinary course of business for which they will not receive additional compensation.  Blue Dolphin has requested that brokers, nominees, fiduciaries and other custodians send proxy materials to the beneficial owners of Common Stock, for which Blue Dolphin will reimburse them for their reasonable out-of-pocket expenses.

Remainder of Page Intentionally Left Blank

FREQUENTLY ASKED QUESTIONS (“FAQs”)

The FAQs presented in this section are to assist you in understanding the proposals for which you are being asked to vote upon for the Annual Meeting.  The items addressed may not answer all questions that may be important to you as a stockholder.  For additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement or contact Blue Dolphin, Investor Relations at (713) 568-4725.

Procedural Matters

1.	Why am I receiving this proxy statement?
You are receiving this proxy statement because you hold shares of Blue Dolphin Common Stock as of the Record Date for the Annual Meeting.

2.	What does it mean if I receive more than one proxy?
If you receive more than one proxy form, it means that you hold shares of Common Stock in more than one account.  For example, you may own your shares of Common Stock individually, jointly with your spouse, as trustee of a trust or as custodian for a minor.  To ensure that all of your shares of Common Stock are voted, you will need to sign and return each proxy form received because they are held in a different form of ownership.

3.	Who is entitled to attend and vote at the Annual Meeting?
If you owned shares of Common Stock as of the close of business on October 27, 2015, you are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.  As of the Record Date there were approximately 10,453,802 shares of Common Stock and outstanding.

4.	When and where will the Annual Meeting be held?
The Annual Meeting will be held on Wednesday, December 16, 2015 at 10:00 a.m. Central Time at Blue Dolphin’s principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002.

5.	What do I need to do now?
After carefully reading and considering the information contained in this proxy statement, please vote your shares of Common Stock as described below.  You are entitled to one vote for each share of Common Stock you own as of the Record Date.

6.	How do I vote if I am a registered stockholder?
If your shares of Common Stock are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record or a “registered stockholder.”  Registered stockholders may vote as follows: (i) by mail by completing, signing and dating each proxy form received and returning it in the enclosed prepaid envelope, (ii) by fax by completeing, signing and dating each proxy form received and faxing to (202) 521-3464, (iii) via the Internet at https://www.iproxydirect.com/BDCO and following the instructions, or (iv) in person by attending the Annual Meeting.  If voting by mail, fax, or the Internet, your voting instructions must be received by 11:59 p.m. Eastern / 10:59 p.m. Central on the date prior to the date of the Annual Meeting.  Voting by mail, fax, or the Internet will not prevent you from voting in person at the Annual Meeting.  You are encouraged to submit a proxy by mail, fax, or the Internet even if you plan to attend the Annual Meeting in person to ensure that your shares of Common Stock are present in person or represented by proxy at the Annual Meeting.

7.	How do I vote if I am a beneficial stockholder?
If your shares of Common Stock are held by a brokerage firm, bank, trust or other nominee, you are considered the “beneficial stockholder” of the shares of Common Stock being held in “street name.” These proxy materials are being forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares of Common Stock, the stockholder of record.  As the beneficial stockholder you have the right to direct your broker, bank or other holder of record on how to vote your shares of Common Stock and you are invited to attend the Annual Meeting.  Your broker, bank, trustee or nominee is obligated to provide you with a voting instruction form for voting purposes.

As a beneficial stockholder, you cannot vote your shares of Common Stock directly and must instead instruct the brokerage firm, bank, trust or other nominee in how to vote your shares of Common Stock.  With specific instructions in how to vote, your brokerage firm, bank, trust or other nominee will only be permitted to vote shares of Common Stock on your behalf for non-routine matters under SEC Rules.  Proposal (1), election of directors, is considered a non-routine matter.  Without instructions in how to vote, your brokerage firm, bank, trust or other nominee will only be permitted to vote shares of Common Stock on your behalf for routine matters under applicable SEC rules.  Proposal (2), ratification of UHY as our independent registered public accounting firm for the year ending December 31, 2015, is considered a routine matter.  Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares of Common Stock.  If you wish to vote in person at the Annual Meeting, you must bring the proxy/voting instruction form provided to you by your brokerage firm, bank, trust or other nominee, which authorizes you to vote at the Annual Meeting.  If you hold some shares of Common Stock as a registered stockholder and some shares of Common Stock as a beneficial stockholder, the shares of Common Stock cannot be combined for voting purposes because the shares of Common Stock held beneficially list the brokerage firm, bank, trust or other nominee as the stockholder of record.

8.	What if I fail to instruct my brokerage firm, bank, trust or other nominee how to vote?
Because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on non-routine matters, failure to provide your broker or other nominee with voting instructions on how to vote your shares of Common Stock will result in a broker non-vote for Proposal (1).

9.	What are the proposals that will be voted on at the Annual Meeting?
You are being asked to consider and vote upon proposals to: (1) elect five directors, (2) ratify the selection of UHY as our independent registered public accounting firm for the year ending December 31, 2015, and (3) transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

10.	How does Blue Dolphin’s Board recommend that I vote on the proposals?
The Board has determined that each of the proposals presented in the proxy statement are in the best interests of you -- our stockholder -- and unanimously recommends that you vote “FOR” each proposal presented in the proxy statement.

11.
How many votes are required to approve an adjournment or postponement of the Annual Meeting to a later time, if necessary or appropriate, to obtain quorum or solicit additional proxies in favor of the proposals?

If a quorum is not met, the Board may submit a proposal to adjourn or postpone the Annual Meeting to a later date or dates until a quorum is met.  If a quorum is met but there are insufficient votes to adopt the proposals, our By-Laws require the affirmative vote of a majority of the votes cast in order to adjourn or postpone the Annual Meeting to a later time.  Withheld votes, abstentions and broker non-votes will have no effect on this matter.

12.	How are votes counted?
The inspector of election that is appointed for the Annual Meeting will count the votes.  Such person will separately count “FOR,” “WITHHELD,” and “AGAINST” votes, as well as abstentions and broker non-votes.

13.	What constitutes a quorum for the Annual Meeting?
The presence, in person or by proxy, of stockholders representing a majority of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Shares of Common Stock held by registered stockholders that submit a properly executed proxy form will be counted as part of the quorum.  Shares of Common Stock held by beneficial stockholder that either provide their brokerage firm, bank, trust or other nominee with voting instructions or obtain a legal proxy form for voting in person at the Annual Meeting will be counted as part of the quorum.

14.	Am I entitled to appraisal rights?
Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals presented at the Annual Meeting.

15.	What happens if I sell my shares of Blue Dolphin Common Stock before the Annual Meeting?
The date of record to determine whether stockholders are entitled to vote at the Annual Meeting is earlier than the date of the Annual Meeting.  If you transfer or sell your shares of Common Stock after the Record Date but before the Annual Meeting, you will, unless special arrangements are made, retain your right to vote at the Annual Meeting.

16.	Who can answer further questions?
For additional questions, please contact Investor Relations at (713) 568-4725.  For assistance in submitting proxies or voting shares of Common Stock, registered stockholders should contact Securities Transfer Corporation by phone at (469) 633-0101 or visit their website at http://www.stctransfer.com.  Beneficial stockholders should contact their brokerage firm, bank, trust or other nominee for additional information.

Selection of UHY as Independent Registered Public Accounting Firm

17.	How long has UHY been our independent registered public accounting firm?
UHY has been engaged as our independent registered public accounting firm since 2002.  Although ratification of UHY as our independent registered public accounting firm by our stockholders is not required by our By-Laws, the Board believes that submitting this matter to a vote reflects good corporate practice.

18.	What happens if UHY’s selection is not ratified?
In the event of a negative vote on such ratification, the Audit Committee of the Board (the “Audit Committee”) will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interest and that of our stockholders.

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PROPOSALS

(1) ELECTION OF DIRECTORS

Director Nominees

The Board has affirmatively determined that each of its outside directors, with the exception of Herbert N. Whitney, is independent under applicable National Association of Securities Dealers Automated Quotations (“NASDAQ”) and SEC rules related to corporate governance. The independent members of the Board have nominated Jonathan P. Carroll, Ryan A. Bailey, Amitav Misra, Christopher T. Morris, and Mr. Whitney to serve as directors until the next annual meeting of stockholders. Each director that has been nominated (each a “Director Nominee”) shall serve as a director until the next annual meeting of stockholders, or in each case until their successors have been duly elected and qualified, or until their earlier resignation or removal.

Each Director Nominee has consented to being nominated and has expressed a willingness to serve if elected. The Board has no reason to believe that any of the Director Nominees will be unable or unwilling to serve if elected.  However, should any Director Nominee become unable or unwilling to serve as a director at the time of the Annual Meeting, the person or persons exercising the proxies will vote for the election of a substitute Director Nominee designated by the Board.

The following sets forth, as of the Record Date, each Director Nominee’s name, age, principal occupation and directorships during the past five (5) years, as well as their relevant knowledge and experience that led to their nomination to the Board:

Name, Age Principal Occupation and Directorships During Past 5 Years	Knowledge and Experience

Jonathan P. Carroll, 54

Blue Dolphin Energy Company
Chairman of the Board (since 2014)
Chief Executive Officer, President,
Assistant Treasurer and Secretary (since 2012)

Lazarus Energy Holdings, LLC (“LEH”)
President and majority owner (since 2006)
LEH owns approximately 81% of our outstanding Common Stock.

Mr. Carroll has served on Blue Dolphin’s Board since 2014.  He is currently Chairman of the Board.  Since 2004, he has served on the Board of Trustees of the Salient Fund Group, and has served on the compliance, audit and nominating committees of several of Salient’s private and public closed-end and mutual funds.  Mr. Carroll previously served on the Board of Directors of the General Partner of LRR Energy, L.P. (NYSE: LRE) from January 2014 until its merger with Vanguard Natural Resources, LLC in October 2015.

Mr. Carroll earned a Bachelor of Arts degree in Human Biology and a Bachelor of Arts degree in Economics from Stanford University, and he completed a Directed Reading in Economics at Oxford University.  Based on his educational and professional experiences, Mr. Carroll possesses particular knowledge and experience in business management, finance and business development that strengthen the Board’s collective qualifications, skills and experience.

Name, Age Principal Occupation and Directorships During Past 5 Years	Knowledge and Experience

Ryan A. Bailey, 40

Children’s Health System of Texas
Head of Investments (since 2014)

The Meadows Foundation
Investment Officer/Interim Chief Investment Officer (2006 to 2014)

Mr. Bailey was appointed to Blue Dolphin’s Board in November 2015.  He is currently a member of the Audit and Compensation Committees, as well as a member of the Special Committee on MLP Conversion.  He also serves as an advisor and mentor to Texas Wall Street Women and Chartered Alternative Investment Analysis Association (Dallas Chapter) -- non-profit member organizations.

Mr. Bailey earned a Bachelor of Arts in Economics from Yale University and completed a graduate course in tax planning from the Yale School of Management.  He holds professional credentialing as a Chartered Financial Analysist (CFA), Financial Risk Manager (FRM), Chartered Alternative Investment Analyst (CAIA) and Chartered Market Technician (CMT). Based on his educational and professional experiences, Mr. Bailey possesses particular knowledge and experience in finance, financial analysis and modeling, investment management, risk assessment and strategic planning that strengthen the Board’s collective qualifications, skills and experience.

Amitav Misra, 38

Cardinal Advisors
Founding Partner (since 2014)

Taxa, Inc.
President, Director and Chief Operating Officer (2011 to 2012)

Private Investment Partnership
Partner (2007 to 2011)

Mr. Misra has served on Blue Dolphin’s Board since 2014.  He is currently a member of the Audit and Compensation Committees, as well as a member of the Special Committee on MLP Conversion.  Mr. Misra serves as an advisor to several start-up companies and as a mentor to SURGE Accelerator.

Mr. Misra earned a Bachelor of Arts in Economics from Stanford University. Mr. Misra possesses particular knowledge and experience in economics, business development, private equity, and strategic planning that strengthen the Board’s collective qualifications, skills and experience.

Christopher T. Morris, 54

Tatum (a Randstad Company)
New York Managing Partner (since 2013)

MPact Partners LLC
President (2011 to 2013)

Freddie Mac
Vice President (various divisions) (2000 to 2010)

Mr. Morris has served on Blue Dolphin’s Board since 2012; he is currently Chairman of the Audit and Compensation Committees, as well as Chairman of the Special Committee on MLP Conversion.

Mr. Morris earned a Bachelor of Arts in Economics from Stanford University and a Masters in Business Administration from the Harvard Business School. Based on his educational and professional experiences, Mr. Morris possesses particular knowledge and experience in business management, finance, strategic planning and business development that strengthen the Board’s collective qualifications, skills and experience.

Herbert N. Whitney, 75

Wildcat Consulting, LLC
Founder and President (since 2006)

Mr. Whitney has served on Blue Dolphin’s Board since 2012. He previously served on the Board of Directors of Blackwater Midstream Corporation, the Advisory Board of Sheetz, Inc., as Chairman of the Board of Directors of Colonial Pipeline Company, and as Chairman of the Executive Committee of the Association of Oil Pipelines.

Mr. Whitney has more than 40 years of experience in pipeline operations, crude oil supply, product supply, distribution and trading, as well as marine operations and logistics having served as the President of CITGO Pipeline Company and in various general manager positions at CITGO Petroleum Corporation. He earned his Bachelor of Science in Civil Engineering from Kansas State University. Based on his educational and professional experiences, he possesses extensive knowledge in the supply and distribution of crude oil and petroleum products, which strengthens the Board’s collective qualifications, skills and expertise.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF ALL OF THE DIRECTOR NOMINEES.

(2) RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For additional information related to this matter, refer to the FAQs provided as part of this proxy statement.

For purposes of determining whether to select UHY as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2015, the Audit Committee conducted a thorough review of UHY’s performance. The Audit Committee considered:

-	UHY’s performance on previous audits, including the quality of the engagement team and the firm’s experience, client service, responsiveness and technical expertise;
-	the firm’s leadership, management structure and client and employee retention;
-	the firm’s financial strength and performance; and
-	the appropriateness of fees charged.

UHY acts as our principal independent registered public accounting firm. We are asking our stockholders to ratify the selection of UHY as our independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of UHY to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Blue Dolphin and our stockholders.

A representative of UHY is expected to be available during the Annual Meeting, with the opportunity to make a statement if he or she decides, and will respond to appropriate questions.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(3) TRANSACTION OF OTHER MATTERS

At the date of this proxy statement, the Board was not aware of any matter to be acted upon at the Annual Meeting other than those matters set forth in Proposal Nos. (1) and (2), as described herein.  If other business comes before the Annual Meeting, the persons named on the proxy will vote the proxy in accordance with their best judgment.

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EXECUTIVE OFFICERS

The following sets forth, as of the Record Date, the name and age of each executive officer, as well as their principal occupation during the past five (5) years:

Name	Position	Since	Age
Jonathan P. Carroll	Chief Executive Officer, President, Assistant Treasurer, and Secretary (Principal Executive Officer)	2012	54

Tommy L. Byrd	Chief Financial Officer (Principal Financial Officer)	2015	58
	Treasurer and Assistant Secretary	2012

Jonathan P. Carroll was appointed Chairman of the Board of Blue Dolphin in 2014, and he was appointed Chief Executive Officer, President, Assistant Treasurer and Secretary of Blue Dolphin in 2012. He has also served as President of LEH since 2006 and is its majority owner.  LEH owns approximately 81% of Blue Dolphin’s Common Stock.  Before founding LEH, Mr. Carroll was a private investor focused on direct debt and equity investments, primarily in distressed assets.  Since 2004, he has served on the Board of Trustees of Salient Fund Group, and has served on the compliance, audit and nominating committees of several of Salient’s private and public closed-end and mutual funds.  Mr. Carroll previously served on the Board of Directors of the General Partner of LRR Energy, L.P. (NYSE: LRE) from January 2014 until its merger with Vanguard Natural Resources, LLC in October 2015.  He earned a Bachelor of Arts degree in Human Biology and a Bachelor of Arts degree in Economics from Stanford University, and he completed a Directed Reading in Economics at Oxford University.

Tommy L. Byrd was appointed Chief Financial Officer of Blue Dolphin in November 2015 having previously served as Interim Chief Financial Officer from 2012 through November 2015 and as Controller from 2011 to 2012.  Mr. Byrd also serves as Treasurer and Assistant Secretary of Blue Dolphin, positions for which he was appointed in 2012.  He is also an employee of LEH, where he has served as Chief Financial Officer since 2006. He earned a Bachelor of Business Administration in Accounting from Stephen F. Austin State University.  Mr. Byrd has extensive financial management, accounting and internal audit experience in the energy industry.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board

The Board consists of Messrs. Carroll, Bailey, Misra, Morris and Whitney with Mr. Carroll serving as Chairman. During 2014, the Board held two (2) regular meetings and two (2) special meetings. Each director attended at least 75% of the total number of meetings of the Board and committees on which he served. The Board has two standing committees, the Audit Committee and the Compensation Committee. In February 2013, the Board formed a Special Committee of the Board to oversee a potential conversion of Blue Dolphin from a Delaware “C” corporation to a Delaware MLP.

Audit Committee

The Audit Committee consists of Messrs. Morris, Bailey, and Misra with Mr. Morris serving as Chairman.  During 2014, the Audit Committee met four (4) times. The Board has affirmatively determined that all members of the Audit Committee are independent and that Messrs. Morris and Bailey qualify as an Audit Committee Financial Expert. The Audit Committee's duties include overseeing financial reporting and internal control functions. The Audit Committee’s written charter is available on our corporate website (http://www.blue-dolphin-energy.com).  The Audit Committee charter is also included in this proxy statement as Appendix A.

Compensation Committee

The Compensation Committee consists of Messrs. Morris, Bailey, and Misra with Mr. Morris serving as Chairman.  During 2014, the Compensation Committee did not meet. The Board has affirmatively determined that all members of the Compensation Committee are independent. The Compensation Committee’s duties include setting and overseeing our compensation policies, as well as reviewing and recommending to the Board for its approval all compensation for the Chief Executive Officer, other senior executives, and directors.  The Compensation Committee’s written charter is available on our corporate website (http://www.blue-dolphin-energy.com).  The Compensation Committee charter is also included in this proxy statement as Appendix B.

Master Limited Partership ("MLP") Conversion Special Committee

The MLP Conversion Special Committee consists of Messrs. Morris, Bailey, and Misra with Mr. Morris serving as Chairman.  The MLP Conversion Special Committee did not meet during 2014.  The Board has affirmatively determined that all current members of the MLP Conversion Special Committee are independent.  The MLP Conversion Special Committee was formed by the Board in February 2013 to conduct a strategic review of the feasibility of optimizing stockholder value by converting Blue Dolphin from a publicly traded “C” corporation to a publicly traded MLP.  Upon completion of its review, the MLP Conversion Special Committee will make a recommendation to the Board.  There can be no assurance that the MLP Conversion Special Committee’s review will result in the proposal for or subsequent completion of a corporate reorganization of Blue Dolphin.

Nominating Committee

Given the size of the Board, the Board adopted a “Board Nomination Procedures” policy in lieu of appointing a standing nominating committee. The policy is used by independent members of the Board when choosing nominees to stand for election.  The Board will consider for possible nomination qualified nominees recommended by stockholders. As addressed in the “Board Nomination Procedures” policy, the manner in which independent directors evaluate nominees for director as recommended by a stockholder is the same as that for nominees received from other sources.

The Board endeavors to nominate qualified directors that will make important contributions to the Board and to Blue Dolphin. The Board generally requires that nominees be persons of sound ethical character, be able to represent all stockholders fairly, have demonstrated professional achievements, have meaningful experience, and have a general appreciation of the major business issues facing Blue Dolphin. The Board also considers issues of diversity and background in its selection process, recognizing that it is desirable for its membership to have differences in viewpoints, professional experiences, educational backgrounds, skills, race, gender, age and national origin.

Director Attendance at Annual Meeting

We do not have a formal policy regarding attendance by members of the Board at our Annual Meeting.  We do, however, encourage directors to attend and generally hold a Board meeting immediately following our annual meeting of stockholders.  As a result of a shift in the member composition of the Board at the Annual Meeting, no Board meeting was held after the Annual Meeting.  Therefore, only Mr. Carroll was present at the Annual Meeting.

Leadership Structure

Blue Dolphin is led by Jonathan P. Carroll, who has served as Chairman of the Board since 2014 and as our Chief Executive Officer and President since 2012.  Having a single leader for the Company is commonly utilized by other public companies in the United States, and we believe it is effective for Blue Dolphin as well. This leadership structure demonstrates to our personnel, customers and stockholders that we are under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations, and eliminates the potential for confusion or duplication of efforts. We do not believe that appointing an independent Board chairman, or a permanent lead director, would improve upon the performance of the Board.

Risk Oversight

Our Board is actively involved in overseeing Blue Dolphin’s risk management. Presentations by management to the Board include consideration of the challenges and risks to our business, and the Board and management actively engage in discussion on these topics. Furthermore, the two standing Board committees provide appropriate risk oversight. The Audit Committee oversees the accounting and financial reporting processes, as well as compliance, internal control, legal and risk matters. The Compensation Committee oversees compensation policies, including the approval of compensation for directors and management. We believe that the processes established to report and monitor systems for material risks applicable to us are appropriate and effective.

Code of Ethics and Code of Conduct

In compliance with the Sarbanes-Oxley Act of 2002, the Board adopted a code of ethics policy and a code of conduct policy.  The Audit Committee established procedures to enable anyone who has a concern about our conduct, policies, accounting, internal controls over financial reporting, and/or auditing matters to communicate that concern directly to the Chairman of the Audit Committee. The code of ethics and code of conduct policies are available to any stockholder, without charge, upon written request to Blue Dolphin Energy Company, Attention:  Audit Committee Chairman, 801 Travis Street, Suite 2100, Houston, Texas 77002 or such other contact information for the Audit Committee Chairman that we may post on our website from time to time.  Our code of ethics and code of conduct policies are also available on our website (http://www.blue-dolphin-energy.com).  Any amendments or waivers to provisions of our code of ethics or code of conduct policies will be incorporated in revised policies as posted on our website.

Communicating with Directors

As the Board does not receive a large volume of correspondence from stockholders, at this time, there is no formal process by which stockholders can communicate with the Board. Instead, any stockholder who desires to contact the Board or specific members of the Board may do so by writing to: Blue Dolphin Energy Company, Attention: Secretary for the Board, 801 Travis Street, Suite 2100, Houston, Texas 77002. Currently, all communications addressed in such manner are sent directly to the indicated directors. In the future, if the Board adopts a formal process for determining how communications are to be relayed to directors, that process will be disclosed on Form 8-K as filed with the SEC.

AUDIT COMMITTEE REPORT

The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board.  The Audit Committee is comprised solely of independent directors who have the requisite financial experience and expertise and meet the requirements of NASDAQ Listing Rule 5605(c) and SEC Rule 10A-3. The Audit Committee reviews and reassesses its written charter annually and recommends any changes to the Board for approval.  In addition, the Audit Committee periodically reviews relevant requirements of the Sarbanes-Oxley Act of 2002, as well as proposed and adopted rules of the SEC regarding Audit Committee procedures and responsibilities to ensure compliance.  The Audit Committee charter is available on our website (http://www.blue-dolphin-energy.com).  The Audit Committee charter is also included in this proxy statement as Appendix A.

The Audit Committee’s primary duties and responsibilities are to:

-	assess the integrity of our financial reporting process and systems of internal control regarding accounting;
-	assess the independence and performance of our independent registered public accounting firm; and
-	provide an avenue of communication between our independent registered public accounting firm, management and the Board.

Management is responsible for our internal controls and the financial reporting process.  Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2014 with management, and management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  The Audit Committee discussed with UHY the matters required to be discussed pursuant to PCAOB guidance related to communication with Audit Committees.

The Audit Committee received written disclosures and the letter from UHY as required by the PCAOB guidance related to communications with Audit Committees concerning independence, and the Audit Committee discussed with UHY their independence.  The Audit Committee considered the non-audit services provided by UHY and determined that the services provided are compatible with maintaining UHY’s independence.

Fees paid to UHY by us in the years ended December 31, 2014 and 2013 were as follows:

	2014	2013

Audit fees	$192,860	$267,205
Audit-related fees	-	5,915
Tax fees	-	-
	$192,860	$273,120

Audit fees for 2014 and 2013 related to the audit of our consolidated financial statements and the review of our quarterly reports that are filed with the SEC. Audit-related fees for 2013 were for consultation services related to our contemplated MLP conversion.  The Audit Committee must pre-approve all audit and non-audit services provided to us by our independent registered public accounting firm.

Based on discussions with management and UHY, as well as review of UHY’s report to the Audit Committee, the Audit Committee then consisting of Messrs. Morris and Misra recommended to the Board that our audited consolidated financial statements be included in the Annual Report, as filed with the SEC.

The Audit Committee:
   Christopher T. Morris, Chairman
   Ryan A. Bailey
   Amitav Misra

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Policy and Procedures

LEH manages and operates all of our properties pursuant to an Operating Agreement (the “Operating Agreement”).  Under the Operating Agreement, LEH provides us with personnel, among other services, in capacities equivalent to Chief Executive Officer and Chief Financial Officer.  All Blue Dolphin personnel work for and are paid directly by LEH.  Blue Dolphin is billed at cost by LEH for certain personnel associated with Blue Dolphin Pipe Line Company, a wholly owned subsidiary of Blue Dolphin.

Compensation for Named Executives

Pursuant to the Operating Agreement, compensation paid to our principal executive officer, principal financial officer, and the most highly compensated executive officers other than the principal executive officer and principal financial officer whose annual salary exceeded $100,000 in the fiscal year ended December 31, 2014 (collectively, the “Named Executive Officers”) for services rendered to Blue Dolphin follows:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Option Awards	Total

Jonathan P. Carroll
Chief Executive Officer and President	2014	$-	$-	$-
	2013	$-	$-	$-

Tommy L. Byrd(1)
Chief Financial Officer	2014	$100,000	$-	$100,000
	2013	$100,000	$-	$100,000

(1)	Mr. Byrd works for and is paid directly by LEH. However, a portion of his compensation is billed to Blue Dolphin at cost pursuant to the Operating Agreement.

The Compensation Committee reviews and recommends to the Board for its approval all compensation for the Chief Executive Officer and other senior executives.

Compensation Risk Assessment

LEH’s approach to compensation practices and policies applicable for non-executive personnel throughout our organization is consistent with the base pay market median for each position  LEH believes its practices and policies in this regard are not reasonably likely to have a material adverse effect on us.

Outstanding Equity Awards

None.

Director Compensation Policy and Procedures

Under the Operating Agreement, LEH provides us with personnel, among other services, in capacities equivalent to Chief Executive Officer and Chief Financial Officer.  As a result, we do not have any directors that are also our personnel of Blue Dolphin. The Compensation Committee reviews and recommends to the Board for its approval all compensation for the directors.

Compensation for Non-Employee Directors

During 2014, the annual retainer payable to non-employee directors serving on the Board was decreased from $50,000 to $40,000 per year.  Payments are made in Common Stock and cash on a quarterly rotating basis.  Non-employee directors are entitled to receive Blue Dolphin Common Stock with a fair value of $10,000 for services rendered in the first and third quarters of each year. The number of shares of Common Stock issued is determined by the closing price of Blue Dolphin’s Common Stock on the last trading day in the respective quarterly period.  The shares of Common Stock are restricted pursuant to applicable securities holding periods for affiliates.  Non-employee directors are also entitled to receive cash payments in the amount of $10,000 for services rendered in the second and fourth quarters of each year.

Additional compensation is paid to non-employee directors serving on the Audit Committee and the MLP Conversion Special Committee.  The chairman of the Audit Committee and the MLP Conversion Special Committee receives an additional annual retainer of $5,000 in cash in the second and fourth quarters of each year.  Members of the Audit Committee and the MLP Conversion Special Committee receive an additional annual retainer of $2,500 in cash in the second and fourth quarters of each year.  Non-employee directors serving on the Compensation Committee do not receive additional compensation.  Non-employee directors are reimbursed for reasonable out-of-pocket expenses related to in-person meeting attendance.

The following table sets forth the compensation earned by non-employee directors during the year ended December 31, 2014:

	Fees Earned
Name	Payable in Common Stock Awards(1)	Payable in Cash

Ivar Siem	$25,000	$17,857
Christopher T. Morris	22,500	33,929
John N. Goodpasture	12,500	13,214
A. Haag Sherman	12,500	15,357
Herbert N. Whitney	12,500	8,929
Amitav Misra	10,000	15,714
	$95,000	$105,000

(1)
Effective June 4, 2014, Messrs. Goodpasture, Sherman and Siem resigned from the Board.  At June 4, 2014, Messrs. Goodpasture, Sherman and Siem had total restricted awards of Common Stock outstanding of 37,067, 9,683 and 93,040, respectively.  At December 31, 2014, Messrs. Misra, Morris and Whitney had total restricted awards of Common Stock outstanding of 3,792, 12,051 and 9,683, respectively.

Family Relationships between Directors and Executive Officers

As of the Record Date, there were no relationships between any of our directors or executive officers and any other director or executive officer of Blue Dolphin.

COMPENSATION COMMITTEE REPORT

Based on discussions with management and review of the Compensation Discussion and Analysis, the Compensation Committee then consisting of Messrs. Morris and Misra, recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report and 2015 proxy statement.

The Compensation Committee:
   Christopher T. Morris, Chairman
   Ryan A. Bailey
   Amitav Misra

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The table below sets forth information with respect to persons or groups known to us to be the beneficial owners of more than five percent (5%) of our common stock as of the Record Date. Unless otherwise indicated, each named party has sole voting and dispositive power with respect to such shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common Stock	Lazarus Energy Holdings, LLC	8,426,456	80.6%

(1)
Based upon 10,453,802 shares of Common Stock outstanding (10,603,802 shares of Common Stock issued less 150,000 shares of Common Stock held in treasury and 0 shares of Common Stock issuable upon exercise of stock options, all as of the Record Date).

Security Ownership of Management

The table below sets forth information as of the Record Date with respect to: (i) directors, (ii) executive officers and (iii) directors and executive officers as a group beneficially owning our Common Stock.  Unless otherwise indicated, each of the following persons has sole voting and dispositive power with respect to such shares.  Mr. Bailey was appointed as a director in November 2015, subsequent to the Record Date.  As a result, he is not reflected in the table below.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common Stock	Jonathan P. Carroll(2)	8,428,214	80.6%
Common Stock	Christopher T. Morris	12,051	*
Common Stock	Herbert N. Whitney	9,683	*
Common Stock	Amitav Misra	3,792	*
Common Stock	Tommy L. Byrd	---	---

Directors/Nominees and Executive Officers as a Group (5 Persons)		8,453,740	80.9%

(1)
Based upon 10,453,802 shares of Common Stock outstanding (10,603,802 shares of Common Stock issued less 150,000 shares of Common Stock held in treasury and 0 shares of Common Stock issuable upon exercise of stock options, all as of the Record Date).

(2)	Includes 8,426,456 shares issued to LEH. Mr. Carroll is the majority owner of LEH.
*      Less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and stockholders who own more than ten percent (10%) of the Common Stock, to file reports of stock ownership and changes in ownership with the SEC and to furnish us with copies of all such reports as filed.  Based solely on a review of the copies of the Section 16(a) reports furnished to us, we are unaware of any late filings made during 2014.

DIRECTOR NOMINATION AND STOCKHOLDER PROPOSALS BY STOCKHOLDERS FOR ANNUAL MEETING OF STOCKHOLDERS

Director Nominations and Proposals Process

We have tentatively set the 2016 Annual Meeting of Stockholders for June 15, 2016.  Accordingly, stockholders should submit nominations and proposals in accordance with the guidance set forth below.

Director Nominations Deadline

Our Amended and Restated Certificate of Incorporation provides that no person shall be eligible for nomination and election as a director unless written notice of such nomination is received from a stockholder of record by the Secretary of Blue Dolphin at least ninety (90) calendar days before the anniversary date of the previous year’s annual meeting.  Further, such written notice is to be accompanied by the written consent of the nominee to serve, the name, age, business and residence addresses, and principal occupation of the nominee, the number of shares beneficially owned by the nominee, and any other information which would be required to be furnished by law with respect to any nominee for election to the Board.  In order to avoid controversy as to the date on which a director nomination is received, stockholders of record must make submissions to us at our principal executive office by certified mail, return receipt requested.  (See “Nomination Procedures” in this proxy statement for more information.)

We did not receive any director nominee submissions by March 4, 2015, the deadline for the 2015 Annual Meeting.  The director nominee submission deadline for the 2016 Annual Meeting of Stockholders is March 9, 2016.

Stockholder Proposals Deadline

Pursuant to SEC requirements, stockholders of record must submit stockholder proposals, for inclusion in the printed proxy materials, to us at least one hundred (120) calendar days before the date we released the previous year’s proxy statement for our annual meeting of stockholders. Any stockholder of record that intends to submit a stockholder proposal, not for inclusion in the printed proxy materials, must notify us at least forty-five (45) calendar days prior to the date we mail the proxy materials to stockholders.  In order to avoid controversy as to the date on which a stockholder proposal is received, stockholders of record must make submissions to us at our principal executive office by certified mail, return receipt requested.

We did not receive any stockholder proposal submissions by January 7, 2015, the deadline for inclusion in the printed materials for the 2015 Annual Meeting, or by March 18, 2015, the deadline not for inclusion in the printed materials for the 2015 Annual Meeting. The stockholder proposal submission deadline for the 2016 Annual Meeting of Stockholders is February 10, 2016 for inclusion in the printed proxy materials, and April 20, 2016 not for inclusion in the printed proxy materials.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and file with the SEC proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as required.  Stockholders may read and copy any document we file at the SEC’s public reference room at 100 F Street N.E., Washington, D.C. 20549 between the hours of 9:00 a.m. and 5:00 p.m. Eastern, except federal holidays and official closings.  Please call the SEC at (202) 551-8090 for further information on the public reference rooms.  Blue Dolphin’s SEC EDGAR and XBRL filings are also available to the public from the SEC’s website at http://www.sec.gov and Blue Dolphin’s website at http://www.blue-dolphin-energy.com.  Copies of SEC EDGAR filings, including those incorporated by reference in this proxy statement, can be obtained without charge by contacting Blue Dolphin, Investor Relations at (713) 568-4725 or by submitting a written request to Blue Dolphin Energy Company, Attention:  Investor Relations, 801 Travis Street, Suite 2100, Houston, Texas 77002.

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC.  This means that we can disclose important information to stockholders by referring to those documents.  The information incorporated by reference is considered to be a part of this proxy statement, and later information Blue Dolphin files with the SEC as specified below will update and supersede that information. We incorporate by reference the following documents filed with the SEC: (i) our Annual Reports and (ii) our Quarterly Reports.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Brokers, banks or other nominees may deliver only one copy of this proxy statement to multiple beneficial stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the beneficial stockholders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered. Beneficial stockholders sharing an address who are receiving multiple copies of proxy materials and annual reports that wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all beneficial stockholders at the shared address in the future.

Registered and beneficial stockholders who wish to receive a separate copy of this proxy statement, now or in the future, should submit their request to Blue Dolphin, Investor Relations at (713) 568-4725, or submit a written request to Blue Dolphin Energy Company, Attention: Investor Relations, 801 Travis Street, Suite 2100, Houston, Texas 77002.

By Order of the Board

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll
Chairman of the Board

Houston, Texas
November 18, 2015

Appendix A

Blue Dolphin Energy Blue Dolphin
Amended and Restated Audit Committee Charter

PURPOSE

The Audit Committee is appointed by the Board of Directors (the “Board”) of Blue Dolphin Energy Blue Dolphin (“Blue Dolphin”) to assist the Board in its general oversight of accounting and financial reporting processes, audits of the financial statements, the internal control and audit functions, compliance with legal and regulatory requirements and ethical standards.  The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management and the independent registered public accounting firm.

Management is responsible for: (a) the preparation, presentation and integrity of Blue Dolphin’s financial statements, (b) accounting and financial reporting principles, and (c) Blue Dolphin’s internal controls and procedures designed to promote compliance with accounting standards, applicable laws and regulations and Blue Dolphin’s ethical standards.  Blue Dolphin’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee shall have the authority to retain, at Blue Dolphin’s expense, special legal, accounting or other consultants or experts to advise the Audit Committee.  The Audit Committee may request any officer or employee of the Blue Dolphin or Blue Dolphin’s outside counsel or independent registered public accounting firm to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

The Audit Committee shall make regular reports to the Board.  The Audit Committee shall meet at least four times each year and hold such other meetings from time to time as may be called by its Chairman or any two members of the Audit Committee.  At least quarterly, the Audit Committee will meet separately in an executive session with representatives from the independent registered public accounting firm.

COMMITTEE MEMBERSHIP

The Audit Committee shall be comprised of at least three directors who shall be appointed by the Board. The Audit Committee shall only include directors who satisfy the independence requirements of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market, Inc. (the “NASDAQ”) applicable to Blue Dolphin and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as an Audit Committee member.  No member of the Audit Committee may receive any payment from the Blue Dolphin other than payment for services as a director or member of a committee of the Board.

Audit Committee members must be able to read and understand fundamental financial statements, including Blue Dolphin’s balance sheet, income statement and cash flow statement.  As required by NASDAQ, one member of the Audit Committee shall have accounting or related financial management expertise and qualify as a “financial expert” in accordance with the requirements of the SEC and the NASDAQ (as may be modified or supplemented).  The role of the financial expert will be that of assisting the Audit Committee in overseeing the audit process, not auditing the Blue Dolphin.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall:

1.	Review and reassess the adequacy of the Audit Committee Charter annually and recommend any proposed changes to the Board for approval.

2.
Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect Blue Dolphin’s financial statements.

3.
Review with management and representative(s) from the independent registered public accounting firm: (a) significant financial reporting issues, critical accounting principles and practices and judgments made in connection with the preparation of Blue Dolphin’s financial statements, including an analysis of the effect of alternative generally accepted accounting principles (“GAAP”) methods on Blue Dolphin’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards (“SAS”) No. 50, Reports on the Application of Accounting Principles letters, and (b) any material reports or estimates prepared by outside consultants, reserve engineers, or other experts or specialists.

4.
Review with management and representative(s) from the independent registered public accounting firm the effect of regulatory and accounting initiatives as well as off-balance sheet structures on Blue Dolphin’s financial statements, if any.

5.
Review with management and representative(s) from the independent registered public accounting firm Blue Dolphin’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent registered public accounting firm’s reviews of the quarterly financial statements.  The Chair of the Audit Committee may perform this task and convene the Audit Committee when appropriate.

6.	Meet periodically with management to review Blue Dolphin’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

7.	Review major changes to Blue Dolphin’s auditing and accounting principles and practices as suggested by the independent registered public accounting firm or management.

8.
Review the experience and qualifications of the senior members of the independent registered public accounting firm and the quality control procedures of the independent registered public accounting firm.

9.
Retain, review performance of and, where warranted in the Audit Committee’s judgment, terminate the independent registered public accounting firm selected to audit the financial statements of the Blue Dolphin.

10.	Approve all permissible non-audit services to be performed by the independent registered public accounting firm.

11.	Approve the fees to be paid to the independent registered public accounting firm.

12.
Receive periodic reports from the independent registered public accounting firm regarding the registered public accounting firm’s independence consistent with Independence Standards Board Standard 1, Independence Discussions with Audit Committees, and discuss such reports with the registered public accounting firm, and if so determined by the Audit Committee, take or recommend that the Board to take appropriate action to oversee the independence of the registered public accounting firm.

13.
Obtain and review annually: (a) a report by the independent registered public accounting firm describing the firm’s internal quality-control procedures, and (b) any material issues raised by the most recent internal quality-control review, peer review, Public Company Accounting Oversight Board (“PCAOB”) inspection, or by an inquiry or investigation by government or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues.

14.	Establish procedures for the receipt, retention, and treatment of complaints received by Blue Dolphin regarding accounting, internal accounting controls, or auditing matters.

15.
Review and discuss with management and the independent registered public accounting firm various topics and events that may have significant financial impact on Blue Dolphin or that are the subject of discussions between management and the independent registered public accounting firm.

16.	Approve all related-party transactions.

17.
Review and discuss with management and the independent registered public accounting firm: (a) the adequacy and effectiveness of Blue Dolphin’s internal controls (including any significant deficiencies or material weaknesses) and significant changes in internal controls reported to the Audit Committee by the independent registered public accounting firm or management, (b) Blue Dolphin’s internal audit procedures, and (c) the adequacy of Blue Dolphin’s disclosure controls and procedures, and management reports thereon.

18.	Review and discuss with management and the independent registered public accounting firm significant risk exposures and control issues.

19.
Meet with the independent registered public accounting firm prior to the audit to review: (a) its audit plan and audit procedures, including the scope, staffing and timing of the audit, (b) the results of the annual audit examination and accompanying management letters, and (c) the result of the independent registered public accounting firm’s procedures with respect to interim periods.

20.
Obtain from the independent registered public accounting firm assurance that Section 10A of the Securities Exchange Act of 1934 (added by the Private Securities Litigation Reform Act of 1995) has not been implicated.

21.
Review with management and the independent registered public accounting firm any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding Blue Dolphin’s financial statements or accounting policies.

22.	Discuss with the independent auditor the matters required to be discussed by SAS No. 16, Communications with Audit Committees, and related amendments, relating to the conduct of the audit.

23.
Review with the independent registered public accounting firm any problems or difficulties the registered public accounting firm may have encountered and any management letter provided by the registered public accounting firm and Blue Dolphin’s response to that letter.  Such review should include:

a.	any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; and

b.	any changes required in the planned scope of the audit.

24.	Prepare the Audit Committee report required by the rules of the SEC to be included in Blue Dolphin’s annual proxy statement.

25.	Advise the Board with respect to Blue Dolphin’s policies and procedures regarding compliance with applicable laws and regulations.

26.
Review with the outside legal counsel matters that may have a material impact on the financial statements, Blue Dolphin’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Audit Committee has the responsibilities and powers set forth in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Blue Dolphin’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent registered public accounting firm.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent registered public accounting firm or to assure compliance with laws and regulations.

Appendix B

Blue Dolphin Energy Company
Compensation Committee Charter

PURPOSE

The Compensation Committee is appointed by the Board of Directors (the “Board”) of Blue Dolphin Energy Company (“Blue Dolphin”) to discharge the Board’s responsibilities relating to compensation of the directors, the Chief Executive Officer and President (collectively, the “CEO”), and senior executives of Blue Dolphin. The Compensation Committee has overall responsibility for evaluating and either approving or recommending to the Board, as set forth below, the director, CEO, and senior executive compensation plans, policies and programs of Blue Dolphin. If applicable, the Compensation Committee is also responsible for producing a report on executive compensation for inclusion in Blue Dolphin’s Annual Report on Form 10-K and/or annual proxy statement. The Compensation Committee is also responsible for making recommendations to the Board regarding succession planning and development for the CEO and other senior executives of Blue Dolphin. All references herein to “the senior executives of Blue Dolphin” shall be deemed to exclude the CEO of Blue Dolphin unless otherwise stated.

COMMITTEE MEMBERSHIP

The Compensation Committee shall consist of at least two members. Each member of the Compensation Committee shall be a member of the Board. One of the members shall serve as the chairperson of the Compensation Committee (the “Chairperson”). The Board shall appoint the members of the Compensation Committee. The Chairperson shall be designated by the Board or, if no such designation is made, shall be selected by the affirmative vote of the majority of the Compensation Committee. The Board may remove or replace the Chairperson and any other member of the Compensation Committee at any time.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to subcommittees comprised of Committee members when it deems appropriate.

Without limiting the generality of the preceding statements and subject to any contractual arrangements in place that may limit its actions, the Compensation Committee shall have authority, and is entrusted with the responsibility, to do the following actions:

1.	Each year, the Compensation Committee, or a subcommittee thereof, shall:

-	review and recommend to the Board for its approval corporate goals and objectives relevant to the compensation of the CEO;

-	evaluate (which evaluation need not be in written form) the performance of the CEO in light of those goals and objectives; and

-
based on this evaluation, review and recommend to the Board for its approval all annual salary and other compensation arrangements and components, and the level thereof, for the CEO, which may include the following:

●	the annual base salary level,

●	any equity compensation amounts pursuant to an incentive or successor plan,

●	any incentives and awards pursuant to cash bonus or incentive compensation plans or programs, and

●	any special or supplemental benefits.

In determining its recommendations for any forms of compensation other than the base salary component of the CEO’s compensation, the Compensation Committee should consider Blue Dolphin’s performance and relative shareholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies, and the awards given to the CEO in past years.

2.
Except as set forth below, each year, the Compensation Committee shall review and approve, for the senior executives of Blue Dolphin, all annual salary and other compensation arrangements and components, and the level thereof, which may include the following:

-	the annual base salary level,

-	any equity compensation amounts pursuant to an incentive or successor plan,

-	any incentives and awards pursuant to cash bonus or incentive compensation plans or programs, and

-	any special or supplemental benefits.

In determining any forms of compensation other than the base salary component of compensation, the Compensation Committee should consider Blue Dolphin’s performance and relative shareholder return, the value of similar incentive awards to senior executives at comparable companies and the awards given to senior executives in past years.

3.	Each year, the Compensation Committee shall review and make a recommendation to the Board for its approval regarding the compensation of all directors.

4.
Each year, the Compensation Committee shall review and make recommendations to the Board for its approval with respect to any of Blue Dolphin’s equity compensation-based plans or any cash bonus or incentive compensation plans or programs. Such review and recommendations shall include the appropriate terms and operations of such plans or programs, as well as the particular thresholds at which awards should be granted. Each year, the Compensation Committee shall determine and approve grants and awards or any cash bonus or incentive compensation plans or programs, make determinations with respect to achievement of performance goals and take action on other matters provided in such plans or programs. If required by law, applicable listing standards, shareholders shall be given the opportunity to vote on the adoption of, or modification to, any of Blue Dolphin’s equity-based plans.

5.
The Compensation Committee shall review and recommend to the Board for its approval, for each of the CEO and the senior executives of Blue Dolphin, any new employment agreements, severance arrangements and change-in-control agreements and provisions, or amendments to those in existence.

6.
The Compensation Committee shall review and recommend to the Board for its approval any transaction in equity securities of Blue Dolphin, or derivatives of those equity securities, between Blue Dolphin and any officer or director of Blue Dolphin who is subject to the reporting and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended.

7.	Each year, the Compensation Committee shall review succession planning and development strategies for the CEO and senior executives of Blue Dolphin and report its findings to the Board.

8.
The Compensation Committee shall have the authority to retain, amend the engagement with and terminate any compensation consultant to be used to assist it in the evaluation of director, CEO and senior executive compensation. The Compensation Committee shall have authority to approve the consultant’s fees and other retention terms and shall have authority to cause Blue Dolphin to pay the fees and expenses of such consultants. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors, to approve the fees and expenses of such outside advisors, and to cause Blue Dolphin to pay the fees and expenses of such outside advisors.

PROCEDURES

1.
Meetings. The Compensation Committee shall meet at the call of the Chairperson, two or more members of the Compensation Committee or the Chairman of the Board. Meetings may, at the discretion of the Compensation Committee, include members of Blue Dolphin’s management, independent consultants and such other persons as the Compensation Committee or the Chairperson may determine. The Compensation Committee may meet in person, by telephone conference call or in any other manner in which the Board is permitted to meet under law or Blue Dolphin’s by-laws, as amended and restated.

2.
Quorum and Approval. A majority of the members of the Compensation Committee shall constitute a quorum. The Compensation Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. The Compensation Committee may also act by unanimous written consent in lieu of a meeting.

3.	Rules. The Compensation Committee may determine additional rules and procedures, including designation of a chairperson pro tempore in the absence of the Chairperson, at any meeting thereof.

4.	Reports. The Compensation Committee shall make regular reports to the Board, directly or through the Chairperson.

5.	Review of Charter. Each year the Compensation Committee shall review the need for changes in this Charter and recommend any proposed changes to the Board for approval.

BLUE DOLPHIN ENERGY COMPANY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 16, 2015 AT 10:00 AM CT
CONTROL ID:
REQUEST ID:

This Proxy is Solicited on Behalf of the Board of Directors Blue Dolphin Energy Company.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY FORM IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE.  THE SIGNER ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT, REVOKES ALL PREVIOUS PROXIES AND APPOINTS JONATHAN P. CARROLL AND TOMMY L. BYRD, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND AUTHORIZES EACH OF THEM TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE, ALL OF THE SHARES OF COMMON STOCK OF BLUE DOLPHIN ENERGY COMPANY HELD OF RECORD BY THE SIGNER AT THE CLOSE OF BUSINESS ON OCTOBER 27, 2015, AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENTTHEREOF.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to (202) 521-3464.
INTERNET:	https://www.iproxydirect.com/BDCO
PHONE:	(866) 752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF BLUE DOLPHIN ENERGY COMPANY			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Jonathan P. Carroll				☐
	Ryan A. Bailey				☐	CONTROL ID:
	Amitav Misra				☐	REQUEST ID:
	Christopher T. Morris				☐
	Herbert N. Whitney				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Ratify the selection of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015.		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	Transact any other business that may properly come before the Annual Meeting.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2015

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